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                                                                   EXHIBIT 10.1


                                LEASE AGREEMENT


1. PARTIES. This Lease is made and entered into effective as of the 1st day of November, 2001, by and between WILLIAMSBURG RETIREMENT INVESTORS, LTD., A FLORIDA LIMITED PARTNERSHIP (herein called "Landlord") and SFBC
INTERNATIONAL, INC., A DELAWARE CORPORATION (herein called "Tenant").

2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord, upon all of the conditions set forth herein, a portion of that certain real property situated in Miami-Dade, County, Florida, commonly known as the Williamsburg ACLF, having an address of 11190 Biscayne Boulevard, North Miami, Florida 33181 ("Williamsburg"). The portion leased hereby to Tenant is described as the South Tower of Williamsburg. Said real property is herein called the "Property."

3.       TERM AND POSSESSION.

         3.1 TERM. The term hereof shall be for Three (3) years commencing on November 1, 2001 ("Commencement Date") and ending on October 31, 2004, unless sooner terminated pursuant to any provision hereof.

         3.2 EARLY TERMINATION. In the event Tenant purchases the Property from Landlord, then this Lease Agreement shall be automatically terminated and cancelled and shall be of no further force or effect as of the effective date of the title transfer, and rent shall be prorated through such date.

4.       RENT.

         4.1 RENT PAYMENT, PRORATION AND SALES TAXES. All rental payments due hereunder shall be paid without notice or demand, and without abatement, deduction or setoff for any reason unless specifically provided herein. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly rent installment based on the number of days in such period and the number of days in the month in question. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing. In addition, Tenant shall pay to Landlord all sales and use taxes imposed by the State of Florida or any other governmental authority from time to time, upon said rent and any other charges hereunder upon which sales and use taxes are imposed.

         4.2 NO WAIVER. The acceptance by Landlord of monies from Tenant as rent or other sums due shall not be an admission of the accuracy or the sufficiency of the amount of such rent or other sums due nor shall it be deemed a waiver by Landlord of any right or claim to additional or further rent or other sums due.

         4.3 RENT. Tenant shall pay to Landlord as rent for the Property for the first eighteen months of the lease term, monthly payments of fixed rent in the amount of Forty Thousand Dollars ($40,000.00) in advance, on or before the first (1st) day of each month. For the second eighteen months of the lease term, Tenant shall pay to Landlord as rent for the Property,


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payments of fixed rent in the amount of Forty-five Thousand Dollars
($45,000.00) in advance, on or before the first (1st) day of each month.

5.       [INTENTIONALLY OMITTED].

6.       USE.

         6.1 USE. The Property shall be used and occupied only for Tenant's operation of its pharmaceutical testing business and for no other purpose. Without limiting the foregoing, Tenant shall not use nor permit the use of the Property in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Property, shall tend to disturb or interfere with the rights of such other tenants.

         6.2 COMPLIANCE WITH LAWS AND RESTRICTIONS. Tenant shall, at Tenant's expense, execute and comply with all statutes, ordinances, rules, orders, regulations, codes and requirements of the federal, state, county and city government, and of any and all of their departments and bureaus, applicable to the Property, as well as all covenants and restrictions of record, and other requirements in effect during the term or any part thereof, which regulate the use by Tenant of the Property.

         6.3 CONDITION OF PROPERTY. By taking possession of the Property, Tenant shall be deemed to have accepted the Property, subject to all applicable zoning, municipal, county and state laws, ordinances, codes and regulations governing and regulating the use of the Property, and any covenants or restrictions of record, as suitable for Tenant's intended purposes, and in compliance with all terms and provisions hereof Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Property for the conduct of Tenant's business.

         6.4 MULTIPLE TENANTS, COMMON AREA RULES AND REGULATIONS. Tenant acknowledges that the Property is part of a group of buildings within the Williamsburg complex, and that Tenant and others claiming by or under Landlord shall have the right, in common with Landlord and all others to whom Landlord may from time to time grant rights, to use the common areas of such buildings (including but not limited to parking areas, driveways, passages, hallways, walkways and sidewalks) for their intended purposes, subject to such uniform and reasonable rules and regulations as Landlord may from time to time impose, including without limitation the designation of specific areas in which cars owned by Tenant, its concessionaires, officers, employees and agents must be parked. Tenant shall upon request furnish to Landlord the license numbers of cars operated by Tenant and its concessionaires, officers, employees and agents. Tenant agrees that it will abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care, and cleanliness of the building(s) and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and Tenants of the building(s), and to use its best efforts to cause its concessionaires, officers, employees, agents and invitees to comply with same. Tenant acknowledges that the buildings are designated as "NO SMOKING" areas. The violation of any of such rules and regulations or failure of Tenant to use its best efforts to cause compliance therewith by its concessionaires, officers, employees, agents and invitees shall be deemed a material breach hereof by Tenant. Landlord shall not be liable for the failure of any


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Tenant, its concessionaires, officers, employees, agents or invitees to conform to the rules and regulations, provided that the rules and regulations are not applied or enforced in a discriminatory manner by Landlord. Landlord shall not be liable for damage to or loss of any vehicle stored or parked on the premises, nor for any part or accessory of such vehicle, nor for any property of any kind stored or left in said space or vehicle.

         6.5 KITCHEN FACILITIES. Tenant shall have nonexclusive access to and use of the kitchen facilities for food preparation purposes, subject in all respects and at all times to Landlord's prior and preferred right of use of the kitchen facilities, and to all rules and regulations as promulgated by Landlord's Administrator, including but not limited to, hours of scheduled use, storage of food and supplies, and cleaning standards. Tenant hereby acknowledges that Landlord's operation of its business at Williamsburg, including the operations of the kitchen facilities, is licensed by the State of Florida and subject to periodic inspections, so that Tenant's strict compliance with the rules, regulations and standards pertaining to the use of the kitchen facilities a material inducement to Landlord entering into this Lease.


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7.       MAINTENANCE, REPAIRS AND ALTERATIONS.

         7.1 CASUALTY AND CONDEMNATION. The specific provisions hereof relating to repairs after casualty or condemnation shall take precedence over the terms of this Section 7, but only to the extent in conflict herewith.

         7.2 MAINTENANCE. Tenant shall, at Tenant's sole cost and expense, maintain the Property and all components thereof throughout the lease term, in good, safe and clean order, condition and repair, including without limitation all plumbing, heating, air conditioning, ventilation, elevator and electrical facilities and all components thereof, serving the Property. If Tenant fails to perform Tenant's obligations under this Section 7 or under any other section hereof, Landlord may at Landlord's option enter upon the Property after ten
(10) days' prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf, and put the Property in good, safe and clean order, condition and repair, and the cost thereof together with interest thereon at the Default Rate, shall be due and payable as additional rent to Landlord together with Tenant's next rental installment. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Property in good order, condition and repair.

         7.3 BUILDING SERVICES. Tenant shall permit Landlord, or its agents or designees, to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires into and through the Property, as and to the extent Landlord may now or hereafter deem to be necessary or appropriate for the proper operation or maintenance of the building in which the Property is located, and Landlord shall have an easement through the Property for such purposes. All such work shall be done so far as is practicable in such a manner as to avoid interference with Tenant's use of the Property.

         7.4 PLATE GLASS. Tenant shall maintain all plate glass, if any, within or on the perimeter of the Property.

         7.5 GROUNDS; PARKING AREAS. Landlord shall maintain all landscaping, driveways, parking areas and sidewalks serving the Property, which shall be available to Tenant, its employees, licensees and business invitees, as well as to other tenants of the building or group of buildings in which the Property is located, and their respective employees, licensees and invitees. The use of such facilities shall at all times be subject to such reasonable rules and regulations as Landlord may promulgate, as described herein, and to all applicable governmental rules and regulations.

         7.6 TERMINATION OF LEASE. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Property to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Tenant's moveable machinery, furniture, fixtures and equipment, other than that which is affixed to the Property so that it cannot be removed without damage to the Property and which Landlord does not require Tenant to


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remove, may be removed by Tenant upon expiration of the lease. Tenant shall repair any damage to the Property occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Upon termination of this Lease for any cause whatsoever, if Tenant fails to remove its effects, they shall be deemed abandoned, and Landlord may, at its option, remove the same in any manner that Landlord shall choose, store them without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs, attorney's fees and storage charges for any length of time the same shall be in Landlord's possession, or Landlord may, at its option, without notice, sell said effects or any part of the same at a private sale and without legal process for such price as Landlord may obtain, and apply the proceeds of such sale upon the amounts due under this Lease from Tenant to Landlord and upon the expenses incident to the removal and sale of said effects. Tenant shall deliver all keys and combinations to locks within the Property to Landlord upon termination of this Lease for any reason. Tenant's obligations to perform under this provision shall survive the end of the lease term.

         7.7      ALTERATIONS AND ADDITIONS.

                  (a) Landlord's consent to allowing Tenant to perform alterations and additions to the Property shall be deemed conditioned upon Tenant acquiring all necessary permits to do the work from appropriate governmental agencies, and the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner, and, if applicable, Tenant's conducting its work so as not to interfere with any other tenants of the building in which the Property is located. Tenant agrees to indemnify and hold harmless Landlord for and from, all claims, fines, or penalties arising from Tenant's failure to acquire all necessary permits to do the work from appropriate governmental agencies, and the compliance by Tenant with all conditions of said permits.

                  (b) Tenant shall pay, when due, and hereby agrees to indemnify and hold harmless Landlord for and from, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant, at or for use in the Property, which claims are or may be secured by any construction lien against the Property or any interest therein. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work on the Property which might give rise to any such lien or claim of lien, and Landlord shall have the right to post notices of nonresponsibility in or on the Property as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or the Property, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same and holding the Property free from the effect of such lien, claim or demand. In addition, Landlord may require Tenant to pay Landlord's attorney's fees and costs in participating in such action if Landlord shall decide it is in its best interests to do so.

                  (c) Unless Landlord requires their removal, all alterations, improvements, additions and Utility Installations made on the Property shall become the property of Landlord


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and remain upon and be surrendered with the Property at the expiration of the lease term without compensation to Tenant.

         7.8 LANDLORD'S INTEREST NOT SUBJECT TO LIENS. As provided in ss. 713.10, Florida Statutes, the interest of Landlord shall not be subject to liens for improvements made by Tenant, and Tenant shall notify any contractor making such improvements of this provision. An appropriate notice of this provision may be recorded by Landlord in the Public Records of Miami-Dade County, Florida, in accordance with said statute, without Tenant's joinder or consent.

8.       INSURANCE; INDEMNITY.

         8.1 PROPERTY INSURANCE - TENANT. Tenant shall at all times during the term hereof, at its expense, maintain a policy or policies insuring the Property against loss or damage by fire, explosion, and other hazards and contingencies ("all risk," as such term is used in the insurance industry), and plate glass insurance as required in the reasonable discretion of Landlord, in an amount of not less than full insurable value.

         8.2 LIABILITY INSURANCE - TENANT. Tenant shall, at Tenant's sole expense, obtain and keep in force during the term hereof a policy of bodily injury and property damage insurance, insuring Tenant and Landlord against any liability arising out of the use, occupancy or maintenance of the Property and the parking areas, walkways, driveways, landscaped areas and other areas exterior to the Property and appurtenant thereto. Such insurance shall be in an amount not less than One Million Dollars ($1,000,000) combined single limit, Two Hundred Fifty Thousand ($250,000) per person, Two Hundred Fifty Thousand ($250,000) per accident for bodily injury and Two Hundred Fifty Thousand ($250,000) property damage. The policy shall insure performance by Tenant of the indemnity provisions of this Section 8. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Upon demand, Tenant shall provide Landlord, at Landlord's expense, with such increased amounts of insurance as Landlord may reasonably require to afford Landlord adequate protection for risks insured under this Section. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Property arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

         8.3 EMPLOYEES' COMPENSATION - TENANT. Tenant shall maintain and keep in force all employees' compensation insurance required under the laws of the State of Florida, and such other insurance as may be necessary to protect Landlord against any other liability to person or property arising hereunder by operation of law, whether such law is now in force or is adopted subsequent to the execution hereof.

         8.4 TENANT'S DEFAULT. Should Tenant fail to keep in effect and pay for such insurance as it is in this section required to maintain, Landlord may do so, in which event, the insurance premiums paid by Landlord, together with interest thereon at the Default Rate from the date paid by Landlord, shall become due and payable forthwith and failure of Tenant to pay same on demand shall constitute a breach hereof.


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         8.5      TENANT'S COMPLIANCE. Tenant shall properly and promptly
comply with and execute all rules, orders and regulations of the Southeastern Underwriter's Association for fire and other casualties, at Tenant's own cost and expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 8. Tenant agrees to pay any increase in the amount of insurance premiums over and above the rate now in force that may be caused by Tenant's use or occupancy of the Property. In the event any increase in premiums is caused by the act or omission of Tenant in violation of the terms hereof, payment by Tenant of such increase shall not release Tenant from liability for such violation.

         8.6 INSURANCE POLICIES. Insurance required hereunder shall be with good and solvent insurance companies satisfactory to Landlord; in the absence of other specific directions, such companies shall hold a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Property, as set forth in the most current issue of "Best's Insurance Guide". Tenant shall deliver to Landlord copies of policies of insurance required to be provided by Tenant under this
Section 8 or certificates evidencing the existence and amounts of such insurance and its compliance with the conditions set forth in this Section 8. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord, and the interest of Landlord under such policies shall not be affected by any default by Tenant under the provisions of such policies. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. If required by any mortgage encumbering the Property, the mortgagee shall also be a named or additional insured and the terms of all insurance policies shall comply with all other requirements of such mortgage.

         8.7 WAIVER OF SUBROGATION. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other, for loss or damage arising out of, or incident to, the perils actually insured against under this Section 8, which perils occur in, on, or about the Property, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.8 INDEMNITY. Tenant shall indemnify and hold harmless Landlord from and against any and all injury, expense, damages and claims arising from Tenant's use of the Property, whether due to damage to the Property, claims for injury to the person or property of any other tenant of the building (if applicable) or any other person rightfully in or about the Property, from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant or its agents, servants, employees, licensees, customers, or invitees in or about the Property or elsewhere or consequent upon or arising from Tenant's failure to comply with applicable laws, statutes, ordinances or regulations, and Tenant shall further indemnify and hold harmless Landlord from and against any and all such claims and from and against all costs, attorney's fees, expenses and liabilities incurred in the investigation, handling or defense of any such claim or any action or proceeding brought in connection therewith by a third person or any governmental authority; and in case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord, shall defend the same at Tenant's


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expense by counsel satisfactory to landlord. This indemnify shall not require payment as a condition precedent to recovery.

         8.9 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the property, whether such damage or injury is caused by or results from fire, storm, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from latent defects or other conditions arising upon the Property or upon other portions of the building(s) of which the Property is a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the building in which the Property is located.

9.       DAMAGE OR DESTRUCTION.

         9.1 DAMAGE OR DESTRUCTION. In the event that the Property should be totally destroyed by fire, tornado or other casualty or in the event the Property should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, either Landlord or Tenant may, at its option, by written notice to the other, given not more than thirty (30) days after the date of such fire or other casualty, terminate this Lease; in such event, the rent shall be abated during the unexpired portion hereof effective with the date of such fire or other casualty. In the event the Property should be damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if the damage should be more serious, but neither Landlord or Tenant elects to terminate this Lease, then Landlord shall, within forty-five (45) days after the date of such damage, commence to rebuild or repair the Property to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or others within the Property, and in any event Landlord's obligation to repair shall be limited to the extent proceeds of insurance are available for such purpose. Landlord shall, unless such damage is the result of any negligence or willful misconduct of Tenant or Tenant's employees or invitees, allow Tenant a fair diminution of rent during the time that the Property is unfit for occupancy. Notwithstanding any of the foregoing, in the event any mortgagee, under a deed of trust, security agreement or mortgage on the Property, should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Property shall be for the sole benefit of Landlord and under its sole control.

10.      PROPERTY TAXES.

         10.1     [INTENTIONALLY OMITTED].


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         10.2     [INTENTIONALLY OMITTED].

         10.3 PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained on the Property or elsewhere or on any leasehold improvements made to the Property by Tenant, regardless of the validity thereof or whether title to such improvements shall be in the name of Tenant or Landlord. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

11.      UTILITIES.

         11.1 Tenant shall punctually pay for all water and sewer charges, and for all gas, cooling, heat, electricity, telephone, garbage collection and all other utilities and services consumed in connection with the Property, together with any taxes thereon. If any such services are not separately metered as to the Property, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises. In addition, Tenant shall pay for the cost of any security service which it may elect to use.

         11.2 If charges to be paid by Tenant hereunder are not paid when due and Landlord elects to pay same, interest shall accrue thereon from the date paid by Landlord at the Default Rate, and such charges and interest shall be added to the subsequent month's rent and shall be collectible from Tenant in the same manner as rent. Landlord shall not be liable for damage to Tenant's business and/or inventory or for any other claim by Tenant resulting from an interruption in utility services.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 ACKNOWLEDGMENT OF MASTER LEASE. Landlord and Tenant acknowledge the existence of that certain ninety-nine year ground Lease Agreement dated January 21, 1947, filed for record on January 25, 1947, recorded in Official Records Book 2809, Page 464, of the Public Records of Dade County, Florida (the "Master Lease"), and agree that this Lease is and shall at all time be subject and subordinate in all respects to the Master Lease. As between Landlord and Tenant, the terms, conditions and obligations of each to the other under this Lease shall be the terms, conditions and obligations set forth in the Master Lease, except for those provisions of the Master Lease, which are directly contradicted by this Lease, in which event, as between Landlord and Tenant, the terms of this Lease shall control over the Master Lease.

         12.2 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Property or Tenant's possession thereof without Landlord's prior written consent. Any attempted assignment, transfer, mortgage, encumbrance or subletting without Landlord's consent shall be void, and shall constitute a breach hereof. No term or provision contained below in this Section 12 shall be deemed to limit Landlord's absolute right


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to withhold consent to any proposed transfer or encumbrance of Tenant's interest in Landlord's absolute discretion and for any reason whatsoever. If Tenant desires to assign this Lease or to sublet the Property or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed assignee or subtenant;
(ii) the nature of the proposed assignee's or subtenant's business to be conducted on the Property; (iii) the terms of the proposed assignment or sublease; and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee or subtenant.

         12.3 NO RELEASE OR WAIVER. Regardless of Landlord's consent, no subletting or assignment shall release Tenant from Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments or subletting hereof or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability hereunder.

         12.4 EFFECT OF TRANSFER. The voluntary or other surrender hereof by Tenant or a mutual cancellation hereof shall not work a merger of the interests of the parties hereunder, and shall at the option of Landlord terminate any or all subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies.

         12.5 ATTORNEY'S FEES. In the event Tenant shall assign or sublet the Property or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposed to do, then Tenant shall pay Landlord's reasonable attorney's fees and costs incurred in connection with each such request.

         12.6 RIGHT OF RECAPTURE. At any time within thirty (30) days after Landlord's receipt of the information specified in Section 12.1 above, Landlord may, by written notice to Tenant, elect (i) to sublease the Property or the portion thereof proposed to be subleased by Tenant, or to take an assignment of Tenant's estate hereunder or such part thereof as shall be specified in said notice, on the same terms and conditions as those contained in said notice; or
(ii) to participate with Tenant in any payments (including but not limited to rent, security deposit and operating expenses) received by Tenant from any assignee or subtenant in excess of the payments made by Tenant to Landlord hereunder, which election shall entitle Landlord to fifty percent (50%) of such excess, which shall be paid to Landlord within five (5) days after receipt by Tenant. If Landlord does not exercise either of the options set forth in this
Section 12.5 within said 30-day period, Tenant may within ninety (90) days after the expiration of said 30-day period enter into a valid assignment or sublease of the Property or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Section 12.1 above, subject, however, in each instance, to Landlord's consent as set forth in Section 12.1 above.

13.      DEFAULTS; REMEDIES.


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         13.1     DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach hereof by Tenant:

                  (a) The vacating or abandonment of the Property by Tenant;

                  (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a notice to pay rent or vacate pursuant to applicable unlawful detainer or other statutes, such notice shall also constitute the notice required by this subsection;

                  (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions hereof to be observed or performed by Tenant, other than described in Subsection (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than 30 days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30-day period and thereafter diligently prosecutes such cure to completion;

                  (d) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined under the Federal Bankruptcy Code or any successor statute thereto or any other statute affording debtor relief, whether state or federal (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days), or admits in writing its present or prospective insolvency or inability to pay its debts as they mature, or is unable to or does not pay a material portion (in numbers or dollar amount) of its debts as they mature,
(iii) the appointment of a trustee or receiver to take possession of all or a substantial portion of Tenant's assets located at the Property or of Tenant's interest in this Lease; (iv) the attachment, execution or other judicial seizure of all or a substantial portion of Tenant's assets located at the Property or of Tenant's interest in this Lease; or (v) the entry of a judgment against Tenant which affects Tenant's ability to conduct its business in the ordinary course; provided, however, to the extent that any provision of this Subsection 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect to such extent only; and/or

                  (e) The discovery by Landlord that any financial statement, warranty, representation or other information given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligation hereunder, in connection with this Lease, was materially false or misleading when made or furnished.

         13.2 REMEDIES. In the event of any default or breach hereof by Tenant, Landlord may (but shall not be obligated) at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

                  (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from

Tenant all damages incurred by Landlord by reason of Tenant's default, including accrued rent, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation and alteration of the Property, reasonable attorney's fees, and any real estate commission actually paid;

                  (b) Reenter and take possession of the Property and relet or attempt to relet same for Tenant's account, holding Tenant liable in damages for all expenses incurred by Landlord in any such reletting and for any difference between the amount of rents received from such reletting and those due and payable under the terms hereof. In the event Landlord relets the Property, Landlord shall have the right to lease the Property or portions thereof for such periods of time and such rentals and for such use and upon such covenants and conditions as Landlord, in its sole discretion, may elect, and Landlord may make such repairs and improvements to the Property as Landlord may deem necessary. Landlord shall be entitled to bring such actions or proceedings for the recovery of any deficits due to Landlord as it may deem advisable, without being obligated to wait until the end of the ten-n, and commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals, nor shall anything done by Landlord pursuant to this Subsection 13.2(b) limit or prohibit Landlord's right at any time to pursue other remedies of Landlord hereunder;

                  (c) Declare all rents and charges due hereunder immediately due and payable, and thereupon all such rents and fixed charges to the end of the term shall thereupon be accelerated, and Landlord may, at once, take action to collect the same by distress or otherwise. In the event of acceleration of rents and other charges due hereunder which cannot be exactly determined as of the date of acceleration and/or judgment, the amount of said rent and charges shall be as determined by Landlord in a reasonable manner based on information such as previous fluctuations in the CPI and the like;

                  (d) Perform any of Tenant's obligations on behalf of Tenant in such manner as Landlord shall deem reasonable, including payment of any monies necessary to perform such obligation or obtain legal advice, and all expenses incurred by Landlord in connection with the foregoing, as well as any other amounts necessary to compensate Landlord for all detriment caused by Tenant's failure to perform which in the ordinary course would be likely to result therefrom, shall be immediately due and payable from Tenant to Landlord, with interest at the Default Rate; such performance by Landlord shall not cure the default of Tenant hereunder and Landlord may proceed to pursue any or all remedies available to Landlord on account of Tenant's default; if necessary Landlord may enter upon the Property after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required), and perform any of Tenant's obligations of which Tenant is in default; and/or

                  (e) Pursue any other remedy now or hereafter available to Landlord under state or federal laws or judicial decisions. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms hereof shall bear interest from the date due at the Default Rate.

         13.3 NO WAIVER. No reentry or taking possession of the Property by Landlord shall be construed as an election on its part to terminate this Lease, accept a surrender of the Property or release Tenant from any obligations hereunder, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or reentry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute forfeiture of waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent or additional rent following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other or subsequent violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other or subsequent violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Property and the loss of rent for the remainder of the lease term. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The delivery of keys to any employee or agent of Landlord shall not operate as a termination hereof or a surrender of the Property.

         13.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amounts of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any other provision hereof to the contrary. The parties agree that the payment of late charges and the payment of interest as provided elsewhere herein are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant and the payment of late charges is to compensate Landlord for administrative and other expenses incurred by Landlord.

         13.5 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum rent then allowed by law (the "Default Rate") from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease, provided, however, that interest shall not be payable on late charges incurred by Tenant. Notwithstanding any other term or provision hereof, in no event shall the total of all amounts paid hereunder by Tenant and deemed to be interest exceed the amounts permitted by applicable usury laws, and in the event of payment by Tenant of interest in excess of such permitted amount, the excess shall be applied towards damages incurred by Landlord or returned to Tenant, at Landlord's option.

         13.6 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or other monetary obligation which Tenant is late in paying, Tenant shall pay to Landlord, if Landlord shall so request, in addition to any other payments required under this Lease, monthly advance installments, payable at the same time as the rent is paid for the month to which it applies, in amounts required as estimated by Landlord to establish a fund for real property tax and insurance expenses on the Property which are payable by Tenant under the terms hereof. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Landlord by Tenant under the provisions of this Section
13.6 are insufficient to discharge the obligations of Tenant to pay such real property taxes and insurance premiums as the same become due, Tenant shall pay to Landlord, upon Landlord's demand, additional sums necessary to pay such obligations. All monies paid to Landlord under this Section 13.6 may be intermingled with other monies of Landlord and shall not bear interest. In the event of a default in the obligations of Tenant to perform under this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Section 13.6 may, at the option of Landlord, be applied to the payment of any monetary default of Tenant in lieu of being applied to the payment of real property tax and insurance premiums.

         13.7 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Property whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation that Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. Notwithstanding any other provisions hereof, Landlord shall not be in default hereunder for failure to perform any act required of Landlord where such failure is due to inability to perform on account of strike, laws, regulations or requirements of any governmental authority, or any other cause whatsoever beyond Landlord's control, nor shall Tenant's rent be abated by reason of such inability to perform.

14. CONDEMNATION. If the Property or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (either of which is herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty percent (20%) of the Property or such portion thereof as will make the Property unusable for the purposes herein leased is taken by condemnation, either party may terminate this Lease by notice to the other, in writing, only within ten (10) days after Landlord shall have given Tenant written notice of such condemnation or pending condemnation (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), such termination to take effect as of the date the condemning authority takes possession. If neither party terminates this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Property remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Property, and Tenant shall have no other rights or remedies as a result of such condemnation. Any award or payment made in connection with a condemnation shall be the property of Landlord, whether such award shall be made in settlement of contemplated condemnation proceedings or as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance or other damages; provided, however, that Tenant shall be entitled to any separate award made to Tenant which does not diminish Landlord's award, such as for loss of or damage to Tenant's trade fixtures and removable personal property and Tenant's moving expenses. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Property caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair. Landlord shall in no event be obligated to repair or replace any items other than those installed by or at the expense of Landlord.

15.      ESTOPPEL CERTIFICATE.

         15.1     CERTIFICATE. Tenant shall at any time upon not less than ten
(10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord and/or any lender or purchaser designated by Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if applicable, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any purchaser or encumbrancer of the Property.

         15.2 FAILURE TO DELIVER CERTIFICATE. At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach by Tenant under this Lease or shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance.

         15.3 FINANCIAL STATEMENTS. If Landlord desires to finance, refinance, or sell the Property, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord the past three (3) years' financial statements of Tenant, in such detail as may be reasonably required by such lender or purchaser. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes of assessing the status of Tenant's tenancy and the value of the Property.

16.      SUBORDINATION.

         16.1 Tenant accepts this Lease subject to any deeds of trust, master leases, security interests or mortgages which might now or hereafter constitute a lien upon the Property and all renewals, extensions, modifications and replacements thereof, and to recorded covenants and zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Property. Tenant shall at any time hereafter, on demand, execute any instrument, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, master lease, security interest or mortgage hereafter constituting a lien on the Property. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute material default by Tenant hereunder, or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this Section 16. Landlord, at its sole option, shall have the right to waive the applicability of this Section 16 so that this Lease will not be subject and subordinate to any specific deed of trust, master lease, security interest or mortgage.

         16.2 This Lease and any modification hereof is subject to the approval of any mortgagee of the Property from time to time. Any mortgagee which did not have a mortgage affecting the Property at the time this Lease or any modification hereof is made will be limited as to approval rights to the extent that such mortgagee reserves the right to disclaim responsibility for any capital improvements to the mortgaged premises which Landlord has agreed to make, or covenants, contractual obligations or services which do not run with the land. In order to further secure the indebtedness to any such mortgagee, Landlord and Tenant hereby covenant for themselves and for the benefit of any such mortgagee that this Lease shall be subject and subordinate to any mortgage now or hereafter affecting the Property and all advances made or to be made thereunder and all renewals, extensions, modifications, consolidations or replacements thereof, including future advances thereunder or supplements thereto, provided, however, that without limiting any of the foregoing, in the event that by reason of any default on the part of Landlord the mortgagee succeeds to the interest of Landlord, then, at the sole option of the mortgagee, this Lease may nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee and to recognize such mortgagee as Landlord in such event. Tenant hereby constitutes and appoints Landlord and/or the mortgagee as Tenant's attorney-in-fact to execute and deliver any such agreement of attornment for and on behalf of Tenant, and it is further covenanted that (i) the provisions of said mortgage shall govern with respect to the disposition of proceeds of insurance or condemnation or eminent domain awards, and (ii) in the absence of the prior written consent of the mortgagee, Tenant shall not prepay rent more than one (1) months in advance, or enter into any agreement with Landlord to amend or modify this Lease, or voluntarily surrender the Property or terminate the Lease without cause, or surrender the Lease, or allow the release of the approved Tenant from the obligations hereunder on assigning or subletting of the Property or any part thereof. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease, Tenant shall not exercise any such right until it shall have given thirty (30) days' written notice thereof to the mortgagee at the address previously furnished to Tenant.

17. LANDLORD'S LIEN. In addition to the statutory landlord's lien, Landlord shall have, at all times, a valid security interest to secure payments of all rent, additional rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated in the Property, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Property and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated in the Property, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the Property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request of Landlord, Tenant agrees to execute and deliver to Tenant a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Florida. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

18. SIGNS. Tenant shall not place any sign on or about the Property without Landlord's prior written consent. Upon reasonable notice thereof, Landlord may change the name, number or designation by which the building or project in which the Property in located is commonly known. Tenant shall not, without the written consent of Landlord, use the name of the said building or project other than as the address of Tenant's business in the Property, and in no event shall Tenant acquire any rights in or to such name.

19.      NOTICES.

         19.1 Except as provided in subsection 19.2 below, any notice, demand, request or other communication ("Notice") required or permitted to be given hereunder shall be in writing and shall be deemed given when mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to Tenant or to Landlord at the address noted below the signature of such party. Notice given by any other means shall be deemed given when actually received in writing. Either party may by notice to the other party specify a different address for Notice purposes, which shall only be effective upon receipt, except that upon Tenant's taking possession of the Property, the Property shall constitute Tenant's address for Notice purposes. A copy of all Notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

         19.2 Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and legal notices the person in charge of the Property at the time, or occupying the Property, and if there is no person in charge or occupying the Property, then such service or notice may be made by attaching the same on the main entrance of the Property.

20. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither Landlord nor any of its employees or agents has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Property, and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Property, and the compliance thereof with all applicable laws and regulations in effect during the term hereof, except as otherwise specifically stated in this Lease.

21. ATTORNEY'S FEES. If Landlord brings an action to enforce the terms hereof or declare rights hereunder, it shall be entitled to recover reasonable attorney's and legal assistant's fees and costs incurred in connection therewith, on appeal or otherwise, including those incurred in arbitration, mediation, administrative or bankruptcy proceedings and in enforcing any right to indemnity herein.

22. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications as Landlord deems necessary or desirable, and to cause the recordation of plats and restrictions, so long as such easements, rights, dedications, plats and restrictions do not unreasonably interfere with the use of the Property by Tenant. Tenant shall promptly sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach hereof.

23. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

24. HOLDING OVER. If Tenant, with Landlord's consent, remains in possession of the Property or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions hereof pertaining to the obligations of Tenant, but all options and rights of first refusal, if any, granted under the terms hereof shall be deemed terminated and be of no further effect during said month to month tenancy. If Tenant shall hold over without Landlord's express written consent, Tenant shall become a tenant at sufferance and rental shall be due at the higher of (1) the then prevailing market rate as determined by Landlord in its absolute discretion; or (2) twice the rent payable immediately prior to the expiration of the term. The foregoing provisions shall not limit Landlord's rights hereunder or as provided by law in the event of Tenant's default.

25. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Property at reasonable times for the purpose of inspecting the same, posting notices of non-responsibility, showing the same to prospective purchasers, lenders, or tenants, performing any obligation of Tenant hereunder of which Tenant is in default, and making such alterations, repairs, improvements or additions to the Property or to the building of which it is a part as Landlord may deem necessary or desirable, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and Landlord may erect scaffolding and other necessary structures where reasonably required by the character of any work performed, provided that the business of Tenant shall be interfered with as little as reasonably practicable. Tenant hereby waives any claims for damages for any injury to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Property, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Property, excluding Tenant's vaults and safes, if any, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Property, and any entry to the Property obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Property, or an eviction of Tenant from the Property or any portion thereof. No provision hereof shall be construed as obligating Landlord to perform any repairs, alterations or to take any action not otherwise expressly agreed to be performed or taken by Landlord. Landlord may at any time place on or about the Property any ordinary "For Sale" signs and Landlord may at any time during the last 120 days of the term hereof place on or about the Property any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

26. QUIET ENJOYMENT. Upon Tenant paying the rent for the Property and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Property for the entire term hereof subject to all of the provisions hereof.

27. LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Property, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to transfer of funds as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership. Tenant shall look solely to the equity of the then owner of the Property in the Property for the satisfaction of any remedies of Tenant in the event of a breach by Landlord of any of its obligations. Such exculpation of liability shall be absolute and without any exception whatsoever.

28. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of the foregoing Section, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Florida.


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
29. SEVERABILITY. The invalidity of any provision hereof under applicable law shall in no way affect the validity of any other provision hereof.

30.      TIME OF ESSENCE. Time is of the essence hereof.

31. ADDITIONAL RENT; SURVIVAL. Any and all monetary obligations of Tenant under the terms hereof shall be deemed to be rent, shall be secured by any available lien for rent, and to the extent accrued shall survive expiration or termination of the term hereof.

32. COVENANTS AND CONDITIONS. Each provision hereof performable by Tenant shall be deemed both a covenant and a condition.

33. MERGER. The voluntary or other surrender hereof by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

34. GUARANTOR. In the event that there is a guarantor hereof, said guarantor shall have the same obligations as Tenant under this Lease.

35. SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.

36. AUTHORITY. If Tenant is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity, and Tenant shall, within fifteen
(15) days after execution hereof, deliver to Landlord evidence of such authority satisfactory to Landlord.

37. CONSTRUCTION. Any conflict between the printed provisions hereof and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions. Headings used herein shall not affect the interpretation hereof, being merely for convenience. The terms "Landlord" and "Tenant" shall include the plural and the singular and all grammar shall be deemed to conform thereto. If more than one person executes this Lease, their obligations shall be joint and several. The use of the words "include," "includes" and "including" shall be without limitation to the items which may follow.

38. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Property, without first having obtained Landlord's prior written consent.

39. CAPTIONS. The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience or reference only, and are not to be deemed part of or used in construing this Lease.


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
40. ARBITRATION. In the event of any dispute between Landlord and Tenant with respect to any issue specifically mentioned in this Lease as a matter to be decided by arbitration, such dispute shall be determined by arbitration in accordance with the laws of the State of Florida dealing with arbitration, or in the absence of such laws, the rules of the American Arbitration Association. The decision resulting from the arbitration shall be binding, final and conclusive on the parties, and a decision thereon may be entered by a court having jurisdiction.

41. RADON GAS DISCLOSURE. The following language is required by law in any contract involving the sale or lease of any building within the State of
Florida:

                  "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

42.      ENVIRONMENTAL COMPLIANCE.

         42.1 Tenant shall not use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Property, or transport to or from the Property, any Hazardous Substance (as defined below), or allow any other person or entity to do so. Tenant shall keep and maintain the Property in compliance with, and shall not cause or permit the Property to be in violation of, any Environmental Laws (as defined below).

         42.2 Tenant shall give prompt notice to Landlord of (i) any proceeding or inquiry by any governmental authority (including without limitation the Florida Environmental Protection Agency or Florida Department of Health and Rehabilitative Services) with respect to the presence of any Hazardous Substance on the Property or the migration thereof from or to other property; (ii) all claims made or threatened by any third party against Tenant, Landlord or the Property relating to any loss or injury resulting from any Hazardous Substance; and (iii) Tenant's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law or any regulation adopted in accordance therewith.

         42.3 Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, transport or presence of a Hazardous Substance on, under, about, to or from the Property, including without limitation, all foreseeable consequential damages and the costs of any necessary repair, cleanup or detoxification of the Property, in any way arising from the acts of Tenant.

         42.4 "Environmental Laws" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the property, including without limitation the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), 42 U.S.C. ss.ss. 9601 et seq., and the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), 42 U.S.C. ss.ss. 6901 et seq. The term "Hazardous Substance" shall including without limitation: (i) those substances included within the definition of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801 et seq., and in the regulations promulgated pursuant to said laws; (ii) those substances defined as "hazardous wastes" in any Florida Statute and in the regulations promulgated pursuant to any Florida Statute; (iii) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iv) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and (v) any material, waste or substance which is (1) petroleum, (2) asbestos, (3) polychlorinated byphenyls, (4) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss.ss.1251 et seq., or listed pursuant to
Section 307 of the Clean Water Act, (5) flammable explosive, or (6) radioactive materials.

         42.5 Landlord shall have the right to inspect the Property and audit Tenant's operations thereon to ascertain Tenant's compliance with the provisions of this Lease at any reasonable time, and Tenant shall provide periodic certifications to Landlord, upon request, that Tenant is in compliance with the environmental restrictions contained herein. Landlord shall have the right, but not the obligation, to enter upon the Property and perform any obligation of Tenant hereunder of which Tenant is in default, including without limitation, any remediation necessary due to environmental impact of Tenant's operations on the Property, without waiving or reducing Tenant's liability for Tenant's default hereunder.

         42.6 All of the terms and provisions of this Section shall survive expiration or termination of this Lease for any reason whatsoever.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PROPERTY.

WITNESSES:                          LANDLORD:
                                    WILLIAMSBURG RETIREMENT INVESTORS, LTD., A
                                    FLORIDA LIMITED PARTNERSHIP


                                    By: WILLIAMSBURG RETIREMENT LIVING, INC.,
------------------------------          A FLORIDA CORPORATION, GENERAL PARTNER
Print Name: Denisse Guzman
           -------------------      By: /s/ Norman Ginsparg
/s/ Denisse Guzman                     ----------------------------------------
------------------------------         Norman Ginsparg, Director of Finance
Print Name:                         Address: 11190 Biscayne Boulevard
           -------------------               Miami, Florida 33181

                                    Date: 11-1-01
                                        ---------------------------------------


WITNESSES:                          TENANT:
                                    SFBC INTERNATIONAL, INC., A DELAWARE
                                    CORPORATION


/s/ Denisse Guzman                  By: /s/ Arnold Hantman
------------------------------         ----------------------------------------
(Signature)                         Name: Arnold Hantman
Print Name: Denisse Guzman               --------------------------------------
           -------------------      Title: CEO
                                          -------------------------------------
------------------------------
Print Name:                         Address: 11190 Biscayne Blvd.
           -------------------               Miami, Florida 33181
                                            -----------------------------------

                                    Date: 11-1-01
                                         --------------------------------------


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